                                                                    Exhibit 10.4



                                    GUARANTY

THIS GUARANTY, dated as of November 22, 1999 (as amended, modified or supplemented from time to time, this "GUARANTY"), is made by Schering AG, a German corporation, having offices at D13342, Berlin, Germany (together with its successors and assigns, "GUARANTOR"), in favor of DUSA Pharmaceuticals, Inc., a New Jersey corporation, having executive offices at 25 Upton Drive, Wilmington, MA 01887 (together with its successors and assigns, the "COMPANY").

                                    RECITALS

         A. The Company and Guarantor have entered into a certain Marketing, Development and Supply Agreement of even date herewith (as amended, modified or otherwise supplemented from time to time, the "MDS AGREEMENT") pursuant to which the Company and Guarantor will collaborate on the development and commercialization of certain Collaboration Products utilizing aminolevulinic acid HCl (Levulan(R)) for use in the Field, all on the terms and conditions set forth in the MDS Agreement.

         B. Use of Collaboration Products within the Field requires certain Light Sources (as defined in the Light Source Agreement). The Company has engaged a third party to manufacture such Light Sources, and the Company and Guarantor have entered into a certain Light Source Agreement of even date herewith (as amended, modified or otherwise supplemented from time to time, the "LIGHT SOURCE AGREEMENT") pursuant to which the Company will provide an adequate supply of Light Sources.

         C. The Company is willing to lease the Light Sources to certain physicians and/or physician practices (each, a "LESSEE") for use with Collaboration Products within the Field, and the Guarantor is willing to promote the Light Sources and solicit, on the Company's behalf, Lessees to enter into equipment Leases for those Light Sources.

         D. In order to induce the Company to enter into each Lease, Guarantor has agreed to execute and deliver this Guaranty.

                                    AGREEMENT

NOW THEREFORE, in consideration of the foregoing and other benefits accruing to Guarantor, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees with the Company as follows:

         1. Capitalized terms used but that are not otherwise defined in this Guaranty have the meanings given to them in the MD&S Agreement or in the Light Source Agreement, as applicable.

         2. As used in this Guaranty, the following terms have the following meanings:

                  "BANKRUPTCY CODE" means Title 11 of the United States Code entitled

"Bankruptcy," as now or hereafter in effect, or any successor thereto.

                  "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday or a day on which banking institutions are authorized by law or other governmental action to close in New York, New York.

                  "COST OF GOODS" has the meaning set forth in the Light Source Agreement.

                  "EVENT OF DEFAULT" has the meaning specified in the applicable Lease.

                  "GOVERNMENTAL AUTHORITY" means any federal, state, local, or foreign government or any subdivision, agency, instrumentality, authority, department, commission, board or bureau thereof or any federal, state, local or foreign court, tribunal or arbitrator.

                  "INDEBTEDNESS" of any Person means: (a) any liability of any Person (i) for borrowed money (including the current portion thereof), or (ii) under any reimbursement obligation relating to a letter of credit, bankers' acceptance or note purchase facility, or (iii) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation), or (iv) for the payment of money relating to a lease that is required to be classified as a capitalized lease obligation in accordance with generally accepted accounting principles, or (v) for all or any part of the deferred purchase price of property or services (other than trade payables), or (b) any liability of others described in the preceding clause (a) that such Person has guaranteed, that is recourse to such Person or any of its assets or that is otherwise its legal liability or that is secured in whole or in part by the assets of such Person.

                  "LEASE" means the form of equipment lease agreement attached hereto as Exhibit 1, as the same may be modified from time to time by Company subject to the terms hereof, and entered into between DUSA and an End User with respect to one or more Light Sources.

                  "LIEN" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

                  "PERSON" means any individual, corporation, partnership, limited liability corporation or company, joint venture, trust, Governmental Authority, unincorporated association or any other entity or organization.

         3. Guarantor irrevocably and unconditionally guarantees to the Company
(a) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of rental payments under each Lease until the Lessee under such Lease has paid in full an aggregate of the Company's Cost of Goods for the Light Source in rental payments and (b) the Cost of Goods for each Light Source held in the Company's inventory and not subject to a Lease [c.i.] of its acceptance into the Company's inventory (collectively, the "GUARANTEED OBLIGATIONS"). This Guaranty and the Guaranteed Obligations shall terminate on the [c.i.] of the [c.i.] to an End User of a Light Source, and thereafter Guarantor shall have no further obligations with respect to the Guaranty and Guaranteed Obligations.


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



         If any Lessee cancels a Lease before making aggregate rental payments under the Lease equal to or exceeding the Guaranteed Obligations, Guarantor shall promptly pay to the Company the difference between (i) the Guaranteed Obligations with respect to such Lease and (ii) the aggregate of rental payments paid by the Lessee under such Lease until such time as the Light Source [c.i.] to the Company's [c.i.] for [c.i.]; provided, however, that Guarantor's obligation to make payment under this Guaranty shall not apply if the Lessee does not [c.i.] under, or [c.i.], the Lease as a [c.i.] of a [c.i.]. If Guarantor has made a payment under this paragraph with respect to a Light Source, and the Company subsequently leases that same Light Source, the Company will reimburse Guarantor up to the amount Guarantor has paid under this paragraph with respect to such Light Source with any rental payments the Company subsequently receives for such Light Source.

         Guarantor understands, agrees and confirms that the Company may enforce this Guaranty up to the full amount of the Guaranteed Obligations against Guarantor without proceeding against any other guarantor or other person, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

         4. Additionally, Guarantor unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations to the Company, whether or not due or payable by the obligor thereon, upon the occurrence in respect of any Event of Default by a Lessee, and unconditionally and irrevocably, promises to pay such Guaranteed Obligations to the Company, on demand upon the Company providing evidence reasonably satisfactory to Guarantor of such Event of Default, in lawful money of the United States of America.

         If an Event of Default occurs under a Lease, the Company will use reasonable efforts to collect rental payments under such Lease [c.i.] under this Guaranty, provided that, the foregoing will not be construed as requiring the Company to [c.i.] and [c.i.] against a [c.i.] its rights under this Guaranty.

         5. The liability of Guarantor under this Guaranty is exclusive and independent of any security for or other guaranty of the obligations of any Lessee under a Lease whether executed by Guarantor, any other guarantor or by any other person, and the liability of Guarantor under this Guaranty will not be affected or impaired by (i) any direction as to application of payment under a Lease by any person, provided that any such application is for the timely payment under another Lease to which this Guaranty applies, (ii) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other person as to the obligations of any Lessee under any Lease, (iii) any payment on or in reduction of any such other guaranty or undertaking with respect to a Lease or (iv) any dissolution, termination, any payment made to the Company on the indebtedness which the Company repays to any Lessee pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of its obligations under this Guaranty by reason of any such proceeding.

         6. The obligations of Guarantor under this Guaranty are independent of the obligations of any other guarantor or any Lessee, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against any other guarantor or any Lessee and whether or not any other guarantor of any Lessee or any Lessee is joined in any such action or actions.

         7. Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Company against, and any other notice to, any party liable thereon.

         8. The Company may at any time and from time to time without the consent of or notice to (provided the Company's action is not a material change with respect to the terms herein, the Guaranteed Obligations, the Lease, or any security therefor) Guarantor, without incurring responsibilities to Guarantor, without impairing or releasing the obligations of Guarantor under this Guaranty upon or without any terms or conditions and in whole or in part (but, in each case, in accordance with the relevant document for a specific transaction as described below):

                  (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, in each case in a manner that is not material, and the guaranty made by this Guaranty will apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those under this Guaranty) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst, provided that, any net proceeds derived therefrom are applied first to offset the Guaranteed Obligations;

                  (iii) exercise or refrain from exercising any rights against any Lessee or others or otherwise act or refrain from acting;

                  (iv) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those under this Guaranty) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Lessee to creditors of such Lessee;

                  (v) modify the Lease as necessary to comply with requirements of third- party payors for health services provided by Lessees;

                  (vi) apply any sums by whomsoever paid or whomsoever realized to any liability or liabilities under a Lease of any Lessee regardless of what liabilities of such Lessee remain unpaid; and/or

                  (vii) consent to or waive any breach of, or any act, omission or default under, any Lease or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any Lease or any of such other instruments or agreements.

         9. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor will affect, impair or be a defense to this Guaranty, and this Guaranty will be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of surety or guarantor except payment in full of the Guaranteed Obligations.

         10. This Guaranty is a continuing one, and all liabilities to which it applies or may apply under the terms hereof will be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Company in exercising any right, power or privilege under this Guaranty will operate as a waiver thereof; nor will any single or partial exercise of any right, power or privilege under this Guaranty preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly specified in this Guaranty are cumulative and not exclusive of any rights or remedies which the Company would otherwise have. No notice to or demand on Guarantor in any case will entitle Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Company to any other or further action in any circumstances without notice or demand. It is not necessary for the Company to inquire into the capacity or powers of any Lessee or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers will be guaranteed by this Guaranty.

         11. Any Indebtedness of any Lessee now or hereafter held by Guarantor is hereby subordinated to the Indebtedness of such Lessee to the Company. Prior to the transfer by Guarantor of any note or negotiable instrument evidencing any Indebtedness of a Lessee to Guarantor, Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

         12. (a) Guarantor waives any right (except as may be required by this Guaranty or by applicable statute and cannot be waived) to require the Company to: (i) proceed against any Lessee, any other guarantor of any Lessee or any other party; (ii) proceed against or exhaust any security held from any Lessee, any other guarantor of any Lessee or any other party; or (iii) pursue any other remedy in the Company's power whatsoever. Guarantor waives, to the extent permitted by applicable law, any defense based on or arising out of any defense of any Lessee, any other Guarantor, any other guarantor of the Company or any other party other than payment in respect of the Guaranteed Obligations or that the Guaranteed Obligations are not yet due and payable, including, without limitation, any defense based on or arising out of the disability of any Lessee, any other guarantor of any Lessee or any other person, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Lessee other than payment in respect of the Guaranteed Obligations. The Company may, at its election, foreclose on any security held by the Company by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Company may have against any Lessee or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid. In such case, Company will equitably apply proceeds received to Guarantor, to the extent the Guarantor has made payment under such Lease.

                  (a) Guarantor waives, to the extent permitted by applicable law, all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of entering into new Leases (unless otherwise specified herein or in the Light Source Agreement). Guarantor agrees that the Company has no duty to advise any Guarantor of information known to it regarding circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations.

                  (b) Until such time as the Guaranteed Obligations have been paid in full in cash, Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under section 509 of the Bankruptcy Code, or otherwise) to the claims of the Company against any Lessee or any other guarantor of the Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Lessee or any other guarantor which it may at any time otherwise have as a result of this Guaranty.

         13. If and to the extent that Guarantor makes any payment to the Company or to any other person pursuant to or in respect of this Guaranty, any claim which Guarantor may have against any Lessee by reason thereof will be subject and subordinate to the prior payment in full of the Guaranteed Obligations with respect to such Lessee to the Company.

         14. Guarantor hereby agrees to pay the Company, all reasonable out-of-pocket costs and expenses of the Company in connection with the enforcement of this Guaranty (including, without limitation, the reasonable fees and disbursements of counsel employed by the Company).

         15. This Guaranty is binding upon Guarantor and its successors and assigns, and will inure to the benefit of the Company and its successors and assigns; provided, however, that Guarantor may not assign or delegate its rights and obligations under this Guaranty without the prior written consent of the Company, which consent will not be unreasonably withheld.

         16. Each of this Guaranty and the other Transaction Documents is the result of negotiations among, and has been reviewed by, the Guarantor, the Company and their respective counsel. Accordingly, this Guaranty and the other Transaction Documents will be deemed to be the product of all parties hereto, and no ambiguity may be construed in favor of or against Guarantor or the Company.

         17. Neither this Guaranty nor any of its provisions may be changed, waived, discharged or terminated except with the written consent of the Company and Guarantor.

         18. (a) Guarantor shall remit payment of any Guaranteed Obligations [c.i.] of receipt of demand, including supporting documentation, from the Company. All such payments must be made by bank wire transfer of immediately available funds to an account designated by the Company. All Guaranteed Obligations and all payments made under this Guaranty must be made in United States of America dollars. Any payments due from Guarantor which are not paid by the date such payments are due under this Guaranty will bear interest to the extent permitted by applicable law at the [c.i.] publicly announced by [c.i.] on [c.i.] on the date such payment is due, [c.i.], computed on the basis of a 360 day year and the actual number of days elapsed. The applicable interest rate will be adjusted each time there is a change in the [c.i.] announced by [c.i.]. The foregoing provisions will in no way limit any other remedies available to the Company against Guarantor.

                  (b) If any interest paid under this Guaranty is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate will be deemed to be a payment of Guaranteed Obligations, or if no Guaranteed Obligations are then outstanding, such excess will be returned to Guarantor.

         19. Guarantor represents and warrants that:

                  (a) it is a duly organized and validly existing corporation in good standing under the laws of its jurisdiction of formation and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage;

                  (b) it has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty;

                  (c) it has duly executed and delivered this Guaranty and this Guaranty is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity;

                  (d) the execution and delivery by Guarantor of this Guaranty and the performance and consummation of the transactions contemplated hereby and thereby do not and will not (i) violate the charter documents of Guarantor, or any judgment, order, writ, decree, statute, rule or regulation applicable to Guarantor; (ii) violate any provision of, or result in the breach or acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which Guarantor is a party or by which it is bound; or (iii) result in the creation or imposition of a Lien upon any property, asset or revenue of such Guarantor or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to Guarantor, its business or operations, or any of its assets or properties;

                  (e) Guarantor acknowledges that an executed (or conformed) copy of the form of Lease has been made available to its principal executive officers and such officers are familiar with the contents thereof;

                  (f) no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required as a condition to (i) the execution, delivery and performance by Guarantor of this Guaranty, or (ii) the legality, validity, binding effect or enforceability of this Guaranty;

                  (g) there are no actions, suits are proceedings pending or, to the knowledge of the Guarantor, threatened with respect to Guarantor which question the validity or enforceability of this Guaranty, or of any action to be taken by Guarantor pursuant to this Guaranty; and

                  (h) as of the date of this Guaranty, (i) Guarantor has received consideration which is the reasonable equivalent value of the obligations and liabilities that Guarantor has incurred to the Company under this Guaranty; (ii) Guarantor has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is solvent and able to pay its debts as they mature; (iii) Guarantor owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay its debts; and (iv) Guarantor is not entering into this Guaranty with the intent to hinder, delay or defraud its creditors.

         20. All notices, requests, demands, instructions or other communications to or upon Guarantor or the Company under this Guaranty must be in writing and mailed or delivered to each party at its telecopier number or its address set forth below (or to such other telecopy number or address as the recipient of any notice has notified the other parties in writing). All such notices and communications will be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; and (c) when delivered by hand, upon delivery; and
(d) when telecopied, upon confirmation of receipt.

                 Company:          DUSA Pharmaceuticals, Inc.
                                   25 Upton Drive
                                   Wilmington, MA 01887
                                   Attn: D. Geoffrey Shulman
                                   Fax: 978-657-9193


                 Guarantor:        Schering AG
                                   D-13342
                                   Berlin, Germany
                                   Attn:  Head, Center of Dermatology

                 With copy to:     Schering AG
                                   D-13342
                                   Berlin, Germany
                                   Attn:  Legal Department

         21. If claim is ever made upon the Company for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and the Company repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Lessee), then in such event Guarantor agrees that any such judgment, decree, order, settlement or compromise will be binding upon Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of any Lessee, and Guarantor will be and remain liable to the Company under this Guaranty for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Company.

         22. Should [c.i.] occur [c.i.] and not be [c.i.] within any applicable [c.i.] this Guaranty shall [c.i.] and [c.i.].

         23. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES. ANY LEGAL ACTION BETWEEN THE GUARANTOR AND THE COMPANY UNDER THIS GUARANTY MAY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK.

         24. Nothing herein shall be construed as granting any third-party beneficiary rights to any third-party.

         25. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


         The undersigned has executed this Guaranty as of the date first above written.

                                  SCHERING AKTIENGESELLSCHAFT


                                  By: /s/ Klaus Pohle
                                  Name: Prof. Klaus Pohle
                                  Title: Vice Chairman of the Board of
                                              Executive Directors

                                  By: /s/ Hans Maier
                                  Name: Dr. Hans Maier
                                  Title: Head of Center of Dermatology

Accepted and
agreed as of the
date first above
written:

DUSA Pharmaceuticals, Inc.


By: /s/ D. Geoffrey Shulman
    ________________________________
Name: D. Geoffrey Shulman, MD. FRCPC
Title: President and Chief Executive
         Officer

                                    EXHIBIT 1
                                  FORM OF LEASE

                                 EQUIPMENT LEASE


This Equipment Lease (this "LEASE"), dated as of _____________, is made by and between DUSA Pharmaceuticals, Inc., a New Jersey corporation (the "LESSOR"), and __________________ (the "LESSEE").

         1. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor one BLU-U(TM) light device, having a serial number of ______________________ (the "LIGHT SOURCE"), upon the terms and conditions set forth in this Lease.

         2. This Lease will have a term beginning on the date hereof and ending on the date specified by either Lessor or Lessee giving the other party [c.i.] that it desires to terminate this Lease.

         3. The rent for the Light Source under this Lease (the "Rent") is [c.i.] per month payable on the [c.i.] of the month. The Rent for any period which is less than a calendar month will be prorated on a daily basis. The first monthly installment of Rent is due and payable by the Lessee to the Lessor on the date that the Light Source is delivered to the Lessee. Rent shall be delivered to [____].

         4. Lessee shall use the Light Source solely for medical treatment of humans in conjunction with Levulan(R) and the Kerastick(TM) applicator, or as the Lessor may otherwise expressly authorize in the conduct of its business and in a careful and proper manner, and shall not part with possession of or enter into any sublease or assignment with respect to the Light Source without the prior written consent of the Lessor. Lessee shall not transport, or cause to be transported, the Light Source to a different location without the Lessor's consent.

         5. Lessor, at its own cost and expense, shall keep the Light Source in good repair, condition and working order, subject to normal wear and tear, and shall furnish or cause to be furnished any and all parts and labor required for such purposes. However, Lessee shall promptly notify Lessor of the need for maintenance of the Light Source as indicated by the Light Source itself.

         6. From and after the date of this Lease, Lessor will, at its sole cost and expense, keep and maintain policies of insurance on the Light Source against damage by fire, windstorm, water, flood, and boiler and machinery and against loss or damage by other risks and perils now embraced by the so-called "all-risk" endorsement in the amount of the full replacement value of the Light Source.

         7. This Lease incorporates the terms and conditions set forth on the back of this page, which are made a part of this Lease by this reference. The Lessee has read and understood these terms and conditions.

         The Lessor and the Lessee have executed this Lease as of the date first above written.

DUSA Pharmaceuticals, Inc.

By: ___________________________
Name:

Title:

Address:_______________________


       _______________________

Attn:___________________________

Facsimile No.: ___________________

[Lessee]

By: ____________________________
Name:

Title:

Address:________________________


        ________________________

Attn:   ________________________

Facsimile No.:__________________

         1. The Light Source will initially be located at Lessee's address set forth in the signature block hereof and may be removed from such location upon Lessee's compliance with the following: (a) Lessee shall provide Lessor with 30 days prior written notice of its intent to move the Light Source and the place where the Light Source is to be moved and (b) Lessee shall, before relocating such items, execute and deliver to Lessor such documents and instruments as Lessor may reasonably require.

         2. Lessee shall not make any alterations to the Light Source without the prior written consent of the Lessor.

         3. All parts which are added or that become attached to the Light Source will immediately become the property of the Lessor and will be deemed to be incorporated in the Light Source and subject to the terms of this Lease as if originally leased hereunder.

         4. Lessor hereby assumes and shall bear the entire risk of direct loss and damage to the Light Source from any and every cause whatsoever, except for willful or malicious acts, or gross negligence by the Lessee. Notwithstanding the foregoing, Lessor will not incur any liability to Lessee for any loss of business, loss of profits, expense or any of the damages resulting to the Lessee by reason of any delay caused by any non-performance, defective performance or breakdown of the Light Source, nor will Lessor at any time be responsible for personal injury or the loss or destruction of any other property resulting from the Equipment.

         5. In the event of any loss, theft or damage of any kind whatsoever to the Light Source, Lessee shall give prompt written notice to the Lessor of such loss, theft or damage and Lessor shall, at Lessee's option, either (a) at Lessor's expense, place the Light Source in good repair, condition and working order or (b) terminate this Lease.

         6. Lessee shall keep the Light Source free and clear of all levies, liens, encumbrances and charges or other judicial process of every kind whatsoever and shall pay all license fees, registration fees, assessments, charges, permit fees and taxes which may now or hereafter be imposed on the leasing, renting, possession or use of the Light Source, excluding all taxes on or measured by Lessor's income.

         7. Title to the Light Source will at all times during the term of this Lease remain in Lessor. Lessee will cooperate with Lessor, and take any action deemed necessary by Lessor to enable Lessor to file, register or record this Lease or any UCC-1 financing statement in such offices as Lessor may determine and wherever required or permitted by law for the protection of Lessor's title to the Light Source.

         8. The occurrence of any of the following events constitutes an event of default (an "EVENT OF DEFAULT") by Lessee under this
                  Lease: (a) Lessee fails to pay when due any Rent owing to the Lessor [AND SUCH FAILURE CONTINUES FOR __ DAYS BEYOND THE DATE DUE] or (b) Lessee fails or neglects to perform, keep or observe any term, provision, condition or covenant contained in this Lease [and such failure remains unremedied for [__] days following Lessee's receipt of written notice of such failure from the Lessor].

         9. Upon the occurrence and during the continuance of an Event of Default, Lessor at its election may do one or more of the following: (a) declare all unpaid Rent or other amounts owing under the Lease immediately due and payable and recover such amounts; (b) with or without notice, demand or legal process, retake possession of the Light Source (Lessee hereby authorizes and empowers Lessor to enter upon the premises wherever the Light Source may be found) and retain the Light Source or re-lease the Light Source; and (c) pursue any other remedy permitted at law or in equity.

         10. Upon termination of this Lease, Lessee shall return the Light Source and any additions thereto to the Lessor in good repair, condition and working order, ordinary wear and tear resulting from the proper use thereof excepted, by delivering the Light Source at Lessor's cost and expense to such place as the Lessor designates to the Lessee.

         11. All notices, requests, demands and other communications under this Lease must be in writing and must be delivered by hand, sent by facsimile or sent by a nationally recognized overnight delivery service to the addresses of the Lessor and the Lessee set forth below their signatures or to such other address as either party may designate to the other in writing in compliance with this paragraph 11.

         12. Lessee will not sell, assign, transfer, pledge, sublease, encumber or otherwise dispose of the Light Source. All rights of the Lessor under this Lease may be assigned, pledged, mortgaged, or otherwise transferred or hypothecated, either in whole or in part, without affecting the obligation of Lessee under this Lease so long as the transferee assumes Lessor's obligations under this Lease.

         13. This Lease will be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws.

         14. This Lease may not be changed or terminated orally. All prior agreements, understanding, representations, warranties and negotiations, if any, are merged into this Lease. Each provision of this Lease will be severable from every other provision of this Lease for the purpose of determining the legal enforceability of any specific provision.